                                                                 EXHIBIT 10.18.1

                      SECOND AMENDMENT TO CREDIT AGREEMENT

          THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated and effective as of April 12, 1995, is by and among Weingarten Realty Investors, a Texas real estate investment trust (the "Borrower") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association (in its individual capacity, "TCB"), First Interstate Bank of Texas, N.A., a national banking association ("First Interstate"), NationsBank of Texas, N.A. ("NationsBank") and Signet Bank/Virginia ("Signet"), and each other bank which is a party to the Credit Agreement (collectively, with TCB, First Interstate, NationsBank and Signet, the "Banks") and TCB as Agent for the Banks (in such capacity, the "Agent").

          WHEREAS, the Agent, TCB, First Interstate and the Borrower have entered into that certain Credit Agreement dated and effective as of November 22, 1994 (as it has been and may be hereafter amended or otherwise modified and in effect from time to time, the "Credit Agreement");

          WHEREAS, the Agent, TCB, First Interstate and the Borrower have entered into that certain First Amendment to Credit Agreement dated and effective as of January 31, 1995; and

          WHEREAS, the Banks and the Borrower wish to amend the Credit Agreement to increase the principal amount of the Commitments, and to add NationsBank and Signet as signatories and parties thereto;

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the Banks, the Agent and the Borrower agree as follows:

          SECTION 1.  AMENDMENTS.
                      -----------

          (a) The definition of "Commitment" under Section 1.01 of the Credit Agreement is hereby amended by deleting the number $150,000,000 therefrom, and substituting in lieu thereof the number $200,000,000.

          (b) The definition of "Pro Rata Percentage" or "ratably" under Section
1.01 of the Credit Agreement is hereby amended by deleting the number $150,000,000 therefrom, and substituting in lieu thereof the number $200,000,000.

          (c) The definition of "Applicable Margin" under Section 1.01 of the Credit Agreement is hereby amended by

          (i) deleting in its entirety from the interest rate calculation table immediately following the first full paragraph of such definition, the following:

AA- or better                                      (a) LIBOR Rate          .35%
                                                       Advance
                                                   (b) Effective Federal   .53%
                                                       Funds Rate
                                                       Advance

          and (ii) adding the words "or better", after the credit ratings "A+, A or A-" appearing in such interest rate calculation table.

          (d) The definition of "Note" and "Notes" under Section 1.01 of the Credit Agreement is amended to delete the reference to "Section 2.02(c)" appearing therein and to substitute "Section 2.02(d)" in lieu thereof.

          (e) The third sentence of Section 2.03(b) of the Credit Agreement is hereby amended to delete the phrase "International Chamber of Commerce
Publication No.   " and to insert the phrase "International Chamber of Commerce
Publication No. 500" in lieu thereof; and the phrase "(Jan. 1, 1994 Revision)" is hereby amended to read "(1993 Revision)."

          (f) Section 2.04(a) of the Credit Agreement is hereby amended by

                  (i) deleting in its entirety from the Unused Borrowing Commitment Fee calculation table immediately following the first full paragraph of such definition, the following:


AA- or better                                                              .15%

          and (ii) adding the words "or better", after the credit ratings "A+, A or A-" appearing in such table. end thereof:

          (g) Section 2.04(c) is hereby amended to delete the references therein to "Sections 2.03(a) and (b)" and to substitute a reference to "Sections 2.04(a) and (B)" IN LIEU thereof.

          (h) Section 2.05(a) is hereby amended to add the following sentence at the end thereof:

                Any termination or reduction pursuant to this Section 2.05(a), shall be a permanent termination or reduction.

          (i) The first sentence of Section 2.06(a) of the Credit Agreement is amended to delete the phrase . . . "and (ii) the Highest Lawful Rate, payable, together with additional interest due under Section 2.07 hereof, if any" ....
and to insert the phrase . . . "together with additional interest due under
Section 2.07 hereof, if any, and (ii) the Highest Lawful Rate, payable" . . . in lieu thereof.

          (j) Section 6.01(c) of the Credit Agreement is amended to delete the references in clause (iii) thereof to "Sections 7.02, 7.03, 7.04 and 7.07" and inserting references to "Sections 7.02, 7.03, 7.04, 7.07 and 7.13" in lieu thereof.

          (k) Section 8.01(c) of the Credit Agreement is hereby amended to delete the word "and" appearing in the second line thereof and to insert a comma in lieu thereof.

          (1) The second and third sentences of Section 9.05 of the Credit Agreement are hereby deleted and the following is inserted in lieu thereof:

          EACH BANK AGREES TO INDEMNIFY THE AGENT (TO THE EXTENT NOT REIMBURSED BY THE BORROWER), ACCORDING TO SUCH BANK'S PRO RATA PERCENTAGE, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF ANY LOAN DOCUMENT OR ANY ACTION TAKEN OR OMITTED BY THE AGENT UNDER ANY LOAN DOCUMENT IN ITS CAPACITY AS AGENT, PROVIDED THAT NO BANK SHALL BE LIABLE FOR ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PERSON BEING INDEMNIFIED; AND PROVIDED FURTHER, THAT IT IS THE INTENTION OF EACH BANK TO INDEMNIFY THE AGENT AGAINST THE CONSEQUENCES OF THE AGENT'S OWN NEGLIGENCE WHEN ACTING IN ITS CAPACITY AS AGENT, WHETHER SUCH NEGLIGENCE BE SOLE, JOINT, OR CONCURRENT, ACTIVE OR PASSIVE. WITHOUT LIMITATION OF THE FOREGOING, EACH BANK AGREES TO REIMBURSE THE AGENT PROMPTLY UPON DEMAND FOR ITS PRO RATA

          PERCENTAGE OF ANY OUT-OF-POCKET EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) INCURRED BY THE AGENT IN ITS CAPACITY AS AGENT IN CONNECTION WITH THE PREPARATION, ADMINISTRATION, OR ENFORCEMENT OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, ANY LOAN DOCUMENT, TO THE EXTENT THAT THE AGENT IS NOT REIMBURSED FOR SUCH EXPENSES BY THE BORROWER.

          (m) Section 10.01 of the Credit Agreement is hereby amended to add the phrase .... "or (h) amend Article VII hereof" immediately after clause (g) in the first sentence thereof. In addition, Section 10.01 is further amended to add, immediately after the words "signed by" on the fourth line of the first sentence the phrase "Borrower and."

          (n) The third sentence of Section 10.08(d) is hereby amended to delete the reference to Exhibit 2.02(c) and to substitute a reference to Exhibit
                 ---------------                                  -------
2.02(d) in lieu thereof.
-------
          (o) On and after the date of this Amendment, NationsBank of Texas, N.A. and Signet Bank/Virginia (together the "New Banks") shall be, and shall be deemed to be, parties to the Credit Agreement, and the term "Banks" shall include each such New Bank for all purposes of the Credit Agreement and each other Loan Document and, accordingly, each New Bank shall have the rights and obligations of a Bank under the Loan Documents. Since the New Banks are deemed to be parties to the Credit Agreement, the merchanism set out in Section 10.08 shall not be applicable to the addition of the New Banks; however, such mechanism shall be applicable as to any future assignment (or participation) of any Bank's rights or obligations under the Credit Agreement. Each Bank (including the Issuing Bank) shall be deemed, without further action by any party to this Amendment, to have sold to each other Bank, and each other Bank shall be deemed, without further action by any party to this Amendment, to have purchased from the other Banks, a participation, in each Note, Advance and Letter of Credit issued and outstanding as of the date of this Amendment, if any, to the effect that each Bank shall hold an interest in such Note, Advance and Letter of Credit equal to such Bank's Pro Rata Percentage in such Letter of Credit, the obligations thereunder and in the reimbursement obligations of Borrower due in respect of drawings made under such Letter of Credit.

          (p) On the date of this Amendment, each Bank's Commitment shall equal the principal amount shown on Exhibit A, attached hereto, and the Borrower shall issue to each Bank a Note in an original principal amount equal to the principal amount set forth on Exhibit A; provided that, Notes so issued to TCB and First Interstate shall be in substitution for existing Notes issued by the Borrower on November 22, 1994 to TCB and First Interstate (the "Original Notes"), and not in extinguishment of the obligations of the Borrower under the Original Notes, and all amounts outstanding or otherwise due and payable under such Original

Notes, including without limitation, principal of, accrued and unpaid interest on, and fees and expenses remaining unpaid, shall not be deemed to have been paid as a result of substitution of such Original Notes.

          (q) Section II of Exhibit 6.01(c) of the Credit Agreement is hereby amended to add the following:

        f. Assets Retained

           Section 7.13         Not less
                                than 150%

          SECTION 2. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment
                     -----------------------------------------
shall become effective upon satisfaction of the following conditions:

          (a) Each Bank shall have received on or before the effective date of this Amendment (the "Effective Date") the Notes described in Section l(p) of this Amendment, executed by the Borrower, and the Amendment, duly executed by the Borrower, the Agent and the Banks;

          (b) Each Bank shall have received an Amendment to the Guaranty Agreement, executed by each Guarantor;

          (c) Each Bank shall have received a legal opinion from counsel for the Borrower, in form and substance satisfactory to the Banks.

        SECTION 3. REPRESENTATIONS OF BORROWER. The Borrower hereby represents
                   ----------------------------
and warrants to the Banks the following:

          (a) All of the representations and warranties contained in Article V of the Credit Agreement are true and correct on and as of the date hereof and will be true and correct after giving effect to this Amendment.

          (b) No event which constitutes a Default or an Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing, or would result from the execution and delivery of this Amendment.

          (c) The Borrower has the power and authority under the Act to execute and deliver this Amendment and to perform its obligations hereunder and under the Notes; and all such action has been duly authorized by all necessary proceeding on its part. Each of the Credit Agreement, this Amendment and each Note has been duly and validly executed and delivered by the Borrower and constitute a valid and legally binding obligation of the Borrower enforceable in accordance with its terms, except as limited by Debtor Laws.

          (d) Attached hereto as Exhibit B is a complete listing of each Loan Document existing as of the date hereof and each amendment, if any, thereto. The Borrower has delivered to each of the New Banks true, correct and complete copies of each of the Loan Documents, the Interest Rate Agreements, the Syndication Letter referenced in Section 4.01(h) of the Credit Agreement, Borrower's Organizational Documents as delivered to Lenders in connection with the Credit Agreement, the Articles of Incorporation or other charter documents or bylaws of each Subsidiary as delivered to Lenders in connection with the Credit Agreement, each of the items furnished to the Agent under Section 6.01 of the Credit Agreement, and the audit letter referenced in item (3) of Exhibit
5.08 to the Credit Agreement.

          (e) The unpaid principal balance of the Notes as of the date hereof is $141,000,000, and all of such sums constitute LIBOR Rate Advances under the Credit Agreement.

          (f) All accrued interest has been paid under the Notes through March 30, 1995.

          (g) Borrower has paid in full all indebtedness evidenced by the TCB Existing Debt.

          (h) The only Letters of Credit issued and outstanding on the date hereof are those described on Exhibit C hereto.

          (i) Borrower has not furnished Agent any written documents, information or certificates pursuant to Section 5.10 of the Credit Agreement that have not been delivered by Borrower in writing to the New Banks.

          (j) No Event of Default (and no fact, circumstance or event which, with notice or lapse of time, or both, would become or give rise to an Event of Default) exists under the Interest Rate Agreements.

          (k) As of the date hereof, Borrower has not elected to terminate in whole or reduce ratably in part the unused portions of the Commitments or the Letter of Credit Commitments of the Banks pursuant to Section 2.05(a) of the Credit Agreement. As of the date hereof, the Commitment has not been reduced pursuant to Section 3.03(a) of the Credit Agreement.

          (l) No fact, circumstance or event has occurred or exists on or prior to the date hereof giving rise to any liability on the part of Agent, or giving rise to any claim by Borrower or any Subsidiary, in any way relating to or arising out of any Loan Document or any action taken or omitted by the Agent under any Loan Document.

          SECTION 4. REPRESENTATIONS OF AGENT. Agent hereby represents and
                     -------------------------
warrants to the New Banks the following:

          (a) To the knowledge of the Agent, attached hereto as Exhibit B is a complete listing of each Loan Document existing as of the date hereof and each amendment, if any, thereto. Agent agrees to promptly deliver to each of the Banks true, correct and complete copies of any items received from the Borrower under Section 6.01 of the Credit Agreement (as amended by this Amendment).

          (b) The unpaid principal balance of the Notes as of the date hereof is $141,000,000, and all of such sums constitute LIBOR Rate Advances under the Credit Agreement.


          (c) All accrued interest has been paid under the Notes through March 30, 1995.

          (d) Borrower has paid in full all indebtedness evidenced by the TCB Existing Debt.

          (e) The only Letters of Credit issued and outstanding on the date hereof are those described on Exhibit C hereto.

          (f) To the knowledge of the Agent, no Event of Default (and no fact, circumstance or event which, with notice or lapse of time, or both would become or give rise to an Event of Default) exists under the Interest Rate Agreements.

          (g) Agent has not incurred any out-of-pocket expenses (including attorneys' fees) in connection with the preparation, administration, or enforcement of, or legal advice in respect of rights or responsibilities under, any Loan Document on or prior to the date hereof that has not been reimbursed by the Borrower, except attorneys' fees in connection with the preparation of this Amendment.

          SECTION 5. NOTICES. New Banks hereby designate their current address
                     --------
for notices pursuant to Section 10.02 of the Credit Agreement as follows:

          NationsBank:      NationsBank of Texas, N.A.
                            700 Louisiana, 5th Floor
                            Houston, Texas 77002
                            Attention: Real Estate Loan Administration

          Signet Bank/      Signet Bank/Virginia
          Virginia          7799 Leesburg Pike
                            4th Floor
                            Falls Church, Virginia 22043

          SECTION 6. CAPITALIZED TERMS. The capitalized terms used herein which
                     ------------------
are defined in the Credit Agreement and not otherwise defined herein shall have the meanings specified therein.

          SECTION 7. RATIFICATION. The Credit Agreement, as hereby amended, is
                     -------------
in all respects ratified and confirmed, and all other rights and powers created thereby or thereunder shall be and remain in full force and effect.

          SECTION 8. COUNTERPARTS. This Amendment may be executed in several
                     -------------
counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

          SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
                     --------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

          SECTION 10. PRIOR AGREEMENTS. THE CREDIT AGREEMENT, THE NOTES, THIS
                      -----------------
AMENDMENT AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                            BORROWER:

                                            WEINGARTEN REALTY INVESTORS


                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Executive Vice President
                                                   _________________________


                                            AGENT:

                                            TEXAS COMMERCE BANK
                                            NATIONAL ASSOCIATION, Agent

                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Vice President
                                                    ________________________


                                            BANKS:

                                            TEXAS COMMERCE BANK NATIONAL
                                            ASSOCIATION, in its individual
                                            capacity


                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title:
                                                   _________________________


                                            FIRST INTERSTATE BANK OF TEXAS, N.A.

                                                [SIGNATURE APPEARS HERE]
                                            By: ____________________________
                                            Title: Vice President
                                                   _________________________


                                            NATIONSBANK OF TEXAS, N.A.


                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Senior Vice President
                                                   _________________________

                                            SIGNET BANK/VIRGINIA


                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Senior Vice President
                                                   _________________________

                                            Consent of Guarantors:

                                            WEINGARTEN/LUBBOCK, INC.


                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Vice President
                                                   _________________________


                                            WEINGARTEN/SOUTHGATE, INC.
                                            (formerly WRI/DeVargas, Inc.)



                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Vice President
                                                   _________________________



                                            WEINGARTEN/LUFKIN, INC.
                                            (formerly WRI/Central Park
                                             North, Inc.)



                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Vice President
                                                   _________________________



                                            WEINGARTEN/TENNESSEE, INC.



                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Vice President
                                                   _________________________



                                            WEINGARTEN/ARKANSAS, INC.



                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Vice President
                                                   _________________________

                                            WEINGARTEN/JONES ROAD COMPANY, INC.


                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Vice President
                                                   _________________________


                                            WEINGARTEN/MAINE,INC.



                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Vice President
                                                   _________________________



                                            WEINGARTEN/OKLAHOMA, INC.



                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Vice President
                                                   _________________________



                                            WRI/BAY CITY, INC.



                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Vice President
                                                   _________________________



                                            WEINGARTEN RAILSPUR, INC.



                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Vice President
                                                   _________________________



                                            AMARILLO CENTERS, INC.



                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Vice President
                                                   _________________________

                                            CYPRESS/WESTFIELD, INC.


                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Vice President
                                                   _________________________


                                            WEINGARTEN/LUFKIN THEATRE, INC.



                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Vice President
                                                   _________________________



                                            WEINGARTEN/NEW YORK, INC.



                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Vice President
                                                   _________________________



                                            WEINGARTEN/VILLAGE ARCADE,INC.



                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Vice President
                                                   _________________________



                                            WRI/LATHROP,INC.



                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Vice President
                                                   _________________________



                                            WRI/NEDERLAND, INC.



                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Vice President
                                                   _________________________

                                            WRI/PUCKETT,INC.



                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Vice President
                                                   _________________________


                                            WRI/SW PARK II,INC.



                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Vice President
                                                   _________________________



                                            MESQUITE/TOWN EAST,INC.



                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Vice President
                                                   _________________________



                                            WEINGARTEN REALTY MANAGEMENT COMPANY



                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Vice President
                                                   _________________________



                                            WEINGARTEN/ARIZONA, INC.



                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Vice President
                                                   _________________________



                                            WRI/BELL, INC.



                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Vice President
                                                   _________________________

                                            WRI/MINISTORAGE, INC.



                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Vice President
                                                   _________________________


                                            WTSC, INC.



                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Vice President
                                                   _________________________



                                            WRI/POST OAK, INC.



                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Vice President
                                                   _________________________



                                            WEINGARTEN/VILLAGE ARCADE II, INC.



                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Vice President
                                                   _________________________

                                   EXHIBIT A

Texas Commerce Bank National Association             $ 80MM
First Interstate Bank of Texas, N.A.                 $ 45MM
NationsBank of Texas, N.A.                           $ 50MM
Signet Bank/Virginia                                 $ 25MM
                                                     ------
Total                                                $200MM

                                   EXHIBIT B

1. Credit Agreement dated as of November 22, 1994, by and between Weingarten Realty Investors and Texas Commerce Bank National Association and First Interstate Bank of Texas N.A. dated as of January 31, 1995, together with First Amendment dated as of January 31, 1995.

2. Revolving Credit Note dated November 22, 1994, in the original principal sum of $110,000,000, executed by WRI, payable to the order of TCB.

3. Revolving Credit Note dated November 22, 1994, in the original principal sum of $40,000,000, executed by WRI, payable to the order of First Interstate Bank of Texas N.A. ("First Interstate").

4. Guaranty dated November 22, 1994, executed by all subsidiaries.

5. Certified copy of Resolutions of the Trust Managers of Weingarten Realty Investors duly adopted November 17, 1994.

6. Officer's Certificate for Weingarten Realty Investors.

7. Opinion dated November 22, 1994, of Dow, Cogburn & Friedman, P.C.

8. Resolutions of the Board of Directors of each subsidiary adopted effective November 21, 1994:

     (a)  Weingarten/Lubbock, Inc.
     (b)  Weingarten/Southgate, Inc. (formerly WRI/DeVargas,
          Inc.)
     (c)  Weingarten/Lufkin, Inc. (formerly WRI/Central Park
          North, Inc.)
     (d)  Weingarten/Tennessee, Inc.
     (e)  Weingarten/Arkansas, Inc.
     (f)  Weingarten/Jones Road Company, Inc.
     (g)  Weingarten/Maine, Inc.
     (h)  Weingarten/Oklahoma, Inc.
     (i)  WRI/Bay City, Inc.
     (j)  Weingarten Railspur, Inc.
     (k)  Amarillo Centers, Inc.
     (l)  Cypress/Westfield, Inc.
     (m)  Weingarten/Lufkin Theatre, Inc.
     (n)  Weingarten/New York, Inc.
     (o)  Weingarten/Village Arcade, Inc.

     (p)  WRI/Lathrop Inc.
     (q)  WRI/Nederland, Inc.
     (r)  WRI/Puckett, Inc.
     (s)  WRI/SW Park II, Inc.
     (t)  Mesquite/Town East, Inc.
     (u)  Weingarten Realty Management Company
     (v)  Weingarten/Arizona, Inc.
     (w)  WRI/Bell, Inc.
     (x)  WRl/Ministorage, Inc.
     (y)  WTSC, Inc.
     (z)  WRI/Post Oak, Inc.
     (aa) Weingarten/Village Arcade II, Inc.

9. (a) Amended and Restated Master Swap Agreement.

   (b) First Amendment to Amended and Restated Swap Agreement.

   (c) Interest Rate Swap Agreement dated as of May 15, 1992 ($20,000,000 Notional Amount).

   (d) Interest Rate Swap Agreement dated as of June 24, 1992 ($10,000,000 Notional Amount).

   (e) Interest Rate Swap Agreement dated as of July 2, 1992 ($10,000,000 Notional Amount).

10. Commitment/Syndication letter dated November 3, 1994, from TCB to WRI, including attached term sheet.

11. Audit letter dated February 25, 1994, from Dow, Cogburn & Friedman, P.C. to Deloitte & Touche (referenced in Exhibit 5.08 of Credit Agreement).

12. Letter dated November 22, 1994, from WRI to TCB re obligation to repurchase bonds still held by TCB at (i) par plus accrued interest and
    (ii) expenses incurred by TCB (including attached copy of letter).

13. Letters of Credit listed on Exhibit C.

                                   EXHIBIT C

Letter of Credit No. I-446203 - $  500,000

Letter of Credit No. I-446204   $  550,000

Letter of Credit No. I-451606 - $2,184,911

                      THIRD AMENDMENT TO CREDIT AGREEMENT

          THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "Amendment") effective as of June 1, l995, is by and among Weingarten Realty Investors, a Texas real estate investment trust (the "Borrower") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association (in its individual capacity, "TCB"), First Interstate Bank of Texas, N.A., a national banking association ("First Interstate"), NationsBank of Texas, N.A. ("NationsBank") and Signet Bank/Virginia ("Signet"), and each other bank which is a party to the Credit Agreement (collectively, with TCB, First Interstate, NationsBank and Signet, the "Banks") and TCB as Agent for the Banks (in such capacity, the "Agent").

          WHEREAS, the Agent, TCB, First Interstate and the Borrower have entered into that certain Credit Agreement dated and effective as of November 22, 1994 (as it has been and may be hereafter amended or otherwise modified and in effect from time to time, the "Credit Agreement");

          WHEREAS, the Banks and the Borrower wish to amend the Credit Agreement to require draws on two Letters of Credit to be issued at the Borrower's request on July 12, 1995 under Section 2.03 of the Credit Agreement to be reimbursed at times and on terms and conditions set forth in this Amendment, and in connection with the foregoing, to create a liquidity facility for the benefit of (i) the holders of the Series 1995 Lafayette Bonds (as defined below) issued pursuant to a Trust Indenture (the "Lafayette Indenture") of even date herewith among the Industrial Development Board of the Parish of Lafayette, Louisiana, Inc. (the "Lafayette Issuers"), Texas Commerce Bank National Association, as Trustee for the holders of the Series 1995 Lafayette Bonds under the Indenture and First Union National Bank of Florida, a national banking association ("First Union"), as Credit Facility Trustee thereunder, and (ii) the holders of the Series 1995 Calcasieu Bonds (as defined below) issued pursuant to a Trust Indenture (the "Calcasieu Indenture") of even date herewith among the Industrial Development Board of the Parish of Calcasieu, Louisiana, Inc. (the "Calcasieu Issuers"), Texas Commerce Bank National Association, as Trustee for the holders of the Series 1995 Calcasieu Bonds (as defined below), and First Union, as Credit Facility Trustee thereunder;

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the Banks, the Agent and the Borrower agree as follows:

          SECTION 1. AMENDMENTS.
                     -----------
          (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions to said Section 1.01 in alphabetical order:

             (i)     "Bonds" means, together, the Series 1995 Lafayette Bonds
                      -----
                     and the Series 1995 Calcasieu Bonds.

             (ii)    "Credit Facility Trustee" shall have the meaning assigned
                      -----------------------
                     to that term in each Special Letter of Credit.

             (iii)   "Full Drawing" shall have the meaning assigned to such term
                      ------------
                     in the applicable Specia1 Letter of Credit.

             (iv)    "Indenture" or "Indentures" means either or both of the
                      ---------      ----------
                     Lafayette Indenture and the Calcasieu Indenture.

             (v)     "Interest Differential" means, with respect to the
                      ---------------------
                     principal amount of any Liquidity Bank Bond and for the period commencing on the date that such Bond bears interest at the Liquidity Bank Rate and ending on a date thirty (30) days thereafter, the excess, if any, of

                     (i)  interest calculated on such Bond at the lesser of
                          (x) the Prime Rate, or (y) the Highest Lawful Rate, over

                     (ii) interest calculated on such Bond at the Liquidity
                          Bank Rate.

             (vi)    "Liquidity Bank Bonds" means the particular Bond (or Bonds)
                      --------------------
                     of the Series 1995 Lafayette Bonds or Series 1995 Calcasieu Bonds, as the case may be, which are actually required to be purchased due to the inability of the applicable Remarketing Agent (as that term is defined in the respective Indentures) to remarket such bonds, and as a result of the requirement that such bonds be delivered to the Tender Agent for the benefit of the Banks, pursuant to the provisions of the Indentures.

             (vii)   "Long Rate Period" shall have the meaning assigned to such
                      ----------------
                     term in the applicable Indenture.

             (viii)  "Maximum Rate" means 12% per annum.
                      ------------

             (ix)    "Partial Drawing" shall have the meaning assigned to such
                      ---------------
                     term in the applicable Special Letter of Credit.

             (x)     "Prime Rate" means, as of a particular date, the prime rate
                      ----------
                     most recently announced by the Issuing Bank and thereafter entered in the minutes of the Issuing Bank's Loan and Discount Committee. Without notice to the

                     Borrower or any other Person, the Prime Rate shall change automatically from time to time as and in the amount by which said prime rate shall fluctuate, with each such change to be effective as of the date of each change in such prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Issuing Bank may, in its individual capacity, make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

             (xi)    "Purchase Price" shall have the meaning assigned to such
                      --------------
                     term in Section 2.03(i) hereof.

             (xii)   "Purchase Drawing" shall have the meaning assigned to such
                      ----------------
                     term in the applicable Special Letter of Credit.

             (xiii)  "Remarketing Agreements" means that certain Remarketing
                      ----------------------
                     Agreement dated as of June 1, 1995, among the Borrower, the Industrial Development Board of the Parish of Lafayette, Louisiana, Inc. and Rauscher Pierce Refsnes, Inc. in connection with the Series 1995 Lafayette Bonds, and that certain Remarketing Agreement dated as of June 1, 1995, among the Borrower, the Industrial Development Board of the Parish of Calcasieu, Louisiana, Inc. and Rauscher Pierce Refsnes, Inc. in connection with the Series 1995 Calcasieu Bonds.

             (xiv)   "Series 1995 Calcasieu Bonds" means the $1,990,000
                      ---------------------------
                     Industrial Development Board of the Parish of Calcasieu, Louisiana, Inc. Adjustable Rate Demand Industrial Development Revenue Refunding Bonds (Weingarten Realty Investors Project) Series 1995, issued by the Industrial Development Board of the Parish of Calcasieu, Louisiana, Inc.

             (xv)    "Series 1995 Lafayette Bonds" means the $3,735,000
                      ---------------------------
                     Industrial Development Board of the Parish of Lafayette, Louisiana, Inc. Adjustable Rate Demand Industrial Development Revenue Refunding Bonds (Westwood Village Project) Series 1995, issued by the Industrial Development Board of the Parish of Lafayette, Louisiana, Inc.

             (xvi)   "Short Rate" shall have the meaning assigned to such term
                      ----------
                     in the applicable Indenture.

             (xvii)  "Short Rate Period" shall have the meaning assigned to
                      -----------------
                     such term in the applicable Indenture.

             (xviii) "Special Letters of Credit" shall mean the Letters of
                      -------------------------
                     Credit issued pursuant to Sections 2.03(h) and (i) hereof, each substantially in the form of Exhibits A and B, attached hereto.

             (xix)   "Tender Agent" means initially, Texas Commerce Bank
                      ------------
                     National Association and thereafter shall have the meaning assigned to such term in the Indenture

             (xx)    "Weekly Rate" shall have the meaning assigned to such
                      -----------
                     term in the applicable Indenture.

             (xxi)   "Weekly Rate Period" shall have the meaning assigned to
                      ------------------
                     such term in the applicable Indenture.

          (b) Section 1.01 of the Credit Agreement is hereby further amended to delete the definition of "Letter of Credit", and to substitute in lieu thereof the following:

                     "Letter of Credit" means the letters of credit provided
                      ----------------
          for in Section 2.01(b) hereof, and shall include, without limitation, the Special Letters of Credit.

          (c) Section 2.03 of the Credit Agreement shall be amended by adding the following paragraphs (h), (i), (g) and (k) at the end of said Section 2.03.

              (h) In connection with the issuance of each of the Series 1995 Lafayette Bonds and the Series 1995 Calcasieu Bonds, on the terms and conditions set forth in subsections (a) through (c), and (e) through
          (k) of this Section 2.03, the Issuing Bank shall issue the Special Letters of Credit in favor of the Credit Facility Trustee for the benefit of holders of the Series 1995 Lafayette Bonds and the Series 1995 Calcasieu Bonds. The Special Letters of Credit shall authorize the Credit Facility Trustee to draw under the terms and conditions of each Special Letter of Credit thereunder an amount not to EXCEED THE applicable Letter of Credit Amount (as defined in each Special Letter of Credit) then in effect (as the same may be adjusted in accordance with the terms of such Special Letter of Credit from time to time), which is initially, for the Series 1995 Lafayette Bonds, the sum of $3,735,000 in respect of the initial aggregate principal amount outstanding of such Series 1995 Lafayette Bonds plus 105 days of
                                                          ----
          interest on the Bonds computed at the rate of twelve percent (12%) per annum calculated on the basis of a year of 365 days, initially being an amount equal to $128,934.25, for an aggregate amount of principal and interest initially equal to $3,863,934.25, and for the Series 1995 Calcasieu Bonds, the sum of $1,990,000 in respect of the initial aggregate principal amount outstanding of such Series 1995 Calcasieu Bonds plus 105 days of interest on the Bonds computed at the
                          ----
          rate of twelve percent (12%) per annum calculated on the basis of a year of 365 days initially being an amount equal to $68,695.89, for an aggregate amount of principal and interest initially equal to $2,058,695.89, in each case, less all amounts drawn under such Special Letters of Credit prior to such time, plus all increases and minus all decreases in accordance with paragraph 2 of such Special Letters of Credit prior to such time. A Full Drawing or Partial Drawing under a Special Letter of Credit in respect of an optional redemption of the Bonds pursuant to the Indenture shall require the consent of all Banks, as evidenced to the Trustee and the Credit Facility Trustee by written consent of the Agent. The maximum amount that may be drawn under each Special Letter of Credit is the applicable Letter of Credit Amount as calculated hereunder.

              (i) Upon the presentment of any draft for honor in connection with a Purchase Drawing under any Special Letter of Credit by the beneficiary thereof which the Issuing Bank determines is in compliance with the conditions for payment thereunder, the Issuing Bank shall promptly notify the Borrower, the Agent, and each Bank of the intended date of honor of such draft. In the event of a Purchase Drawing under a Special Letter of Credit in accordance with the terms of such Letter of Credit, the Borrower hereby promises and agrees to pay to the Agent for the account of the Issuing Bank, notwithstanding paragraph (d) of this Section 2.03, by 9:00 A.M. (Houston, Texas time) on the 30th day after the date of honor of such Purchase Drawing (the "Payment Date"), the full amount of all principal of and accrued and unpaid interest on each Liquidity Bank Bond, plus the Interest Differential, if any, at such time (the "Purchase Price"), in immediately available funds, unless the Issuing Bank shall have been previously reimbursed for the amount thereof as a result of remarketing of such Liquidity Bank Bonds in accordance with the provisions of the applicable Remarketing Agreement before such date. Upon receipt of payment of an amount equal to the Purchase Price by the Agent for the account of the Issuing Bank, the Agent shall notify the Tender Agent to deliver the Liquidity Bank Bonds to the Borrower if such payment was made by or on behalf of the Borrower, and otherwise to the Remarketing Agent, in accordance with the provisions of the applicable Remarketing Agreement. Each Bank shall, notwithstanding any other provision of this Agreement (including the occurrence and continuance of a Default or an Event of Default), make available to the Agent for the benefit of the Issuing Bank an amount equal to its Pro Rata Percentage of the amount of the presented draft under the respective Special Letter of Credit on the date on which such draft shall have been honored by the Issuing Bank. If such amount is not in fact made available to the Agent by any such Bank on such date, then such Bank shall pay to the Agent for the account of the Issuing Bank, on demand made by the Issuing Bank, in addition to such amount, an amount equal to the product of (i) the average daily Effective Federal Funds Rate per annum during the period referred to in clause (iii) of this sentence times (ii) the amount of such Bank's Pro Rata Percentage of the amount
          -----
          of the presented draft times (iii) the number of days that elapse from
                                 -----
          the day the Issuing Bank has honored such draft to the date on which the amount equal to such Bank's Pro Rata Percentage of the amount of the presented draft becomes immediately available to the Issuing Bank divided (iv) by 360. The Liquidity Bank Bonds shall, in accordance
          -------
          with the applicable Indenture, as of the date of payment of such draft, bear interest at a rate per annum equal at all times to the lesser of (i) the Prime Rate per annum or (ii) the Maximum Rate. In the event that the Purchase Price for Liquidity Bank Bonds shall not have been paid by the Payment Date as required hereunder, and the Issuing Bank shall not have been otherwise reimbursed, the portion of the Purchase Price not paid or reimbursed, notwithstanding any other provision of this Agreement (including the occurrence and the continuance of a Default or an Event of Default), shall be deemed automatically and without any action by the Borrower to be an Advance in an amount equal to such portion of the Purchase Price not paid or reimbursed (including, without limitation, the Interest Differential, if any) which is immediately due and payable, bearing interest at a rate per annum equal to the lesser of the Prime Rate, plus 1.00% per annum, or the Highest Lawful Rate, and the Borrower shall be deemed to have purchased such Liquidity Bank Bonds. Such Advance shall be deemed a payment by Borrower of an amount equal to the Purchase Price to the Agent for the account of the Issuing Bank. The Agent shall promptly notify the Tender Agent to deliver the Liquidity Bank Bonds to the Agent for the benefit of Borrower to be held by the

          Agent as collateral securing such Advance. The Borrower hereby grants to the Agent, for the benefit of each Bank, a Lien on and a security interest in such Liquidity Bank Bonds, until such time as such Advance shall have been paid in full. Each drawing on a Special Letter of Credit other than a Purchase Drawing and the reimbursement obligation of the Borrower in respect thereof, shall, notwithstanding the delivery of Bonds in respect thereof to the Tender Agent as custodian for the Banks, be governed by paragraph (d) of this Section 2.03. Nothing in this paragraph (i) or elsewhere in this Agreement shall diminish the Borrower's obligation under this Agreement to provide the funds for the payment of, or on demand to reimburse the Issuing Bank for payment of, any draft presented to, and duly honored by, the Issuing Bank under any Letter of Credit at the time and in the manner provided under this Section 2.03 for each Letter of Credit, including without limitation, the Special Letters of Credit, and the automatic funding of an Advance as in this paragraph provided shall not constitute a cure or waiver of the Event of Default for failure to timely provide such funds as in this paragraph agreed.

             (j) Other than for purposes of calculation of the principal amount of Letters of Credit issued and outstanding under Section 2.01 of this Agreement, each drawing honored in accordance with Section 2.03(i) shall automatically reduce the Letter of Credit Amount of the applicable Special Letter of Credit; provided that (i) with respect to any Partial Drawing, the Letter of Credit Amount shall be automatically increased immediately following such payment by the amount paid for accrued interest on the Bonds (other than such interest component attributable to the Bonds, the principal of which was paid with the proceeds of such drawing) in connection therewith (provided that such automatic reinstatement shall be revoked upon notice from the Agent to the Credit Facility Trustee, at the request of the Majority Banks, of such revocation within seven (7) calendar days from and after the date on which such drawing was honored), and
          (ii) with respect to any Purchase Drawing, the Letter of Credit Amount shall be automatically increased by an amount equal to (x) the amount drawn by such Purchase Drawing upon reimbursement of such amount to the Issuing Bank, less (y) the portion of the amount in clause (x)
                            ----
          hereof representing principal and interest attributable to any Liquidity Bank Bonds, or Bonds held at such time in the name of the Borrower, the Issuer or the User. The Agent shall provide notice to the Credit Facility Trustee and the Trustee of receipt of funds in respect of reimbursement for each drawing under a Special Letter of Credit which has been honored by the Issuing Bank, specifying the date and amount of such reimbursement, and of the related drawing; provided that, failure to provide such notice shall not diminish the obligations of the Borrower hereunder.

              (k) The obligations of the Borrower in respect of the Special Letters of Credit shall be governed in all respects by the terms and provisions of the Credit Agreement, as amended by this Third Amendment.

          (d) Section 3.01 of the Credit Agreement is hereby amended to add the following new subsection (d) to the end of said Section 3.01:

              (d) Notwithstanding anything in this Agreement to the contrary, proceeds of amounts paid to the Issuing Bank for reimbursement of a drawing under a Special Letter of Credit honored by the Issuing Bank shall be promptly thereafter distributed by the Agent to each Bank in accordance with such Bank's Pro Rata Percentage interest in such Special Letter of Credit for reduction of principal or interest outstanding, as the case may be, with respect to such Bank's participation in such drawing.

          (e) Section 7.12 of the Credit Agreement shall be amended by deleting the first sentence following clause (iv) in said Section 7.12, and substituting in lieu thereof the following:

          Notwithstanding the above, and in any event, except for (i) Guaranties by the Borrower of indebtedness or obligations of any Subsidiary, or
          (ii) Guaranties of any Subsidiary of indebtedness or obligations of the Borrower, or (iii) the Guaranty by the Borrower of the obligations of the Dugas Partnership In Commendam in respect of the Series 1995 Lafayette Bonds and the Special Letter of Credit issued in connection therewith, neither the Borrower nor any Subsidiary shall enter into any Guaranty (other than checks deposited and/or endorsed in the ordinary course of business of the Borrower or any Subsidiary) unless
          (A) liability incurred by the Borrower or such Subsidiary under such Guaranty is secured and is for a Primary Obligor's indebtedness or other obligation, and (B) upon payment by the Borrower or such Subsidiary on account of (or in connection with) its obligations under the Guaranty or, after compliance with applicable foreclosure proceedings specified by law or otherwise agreed upon, the Borrower or such Subsidiary will become subrogated to the right, title and interests of the beneficiary of the Guaranty or of the Primary Obligor, to all Property securing such liability.

          SECTION 2. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment
                     ------------------------------------------
shall become effective upon satisfaction of the following conditions:

          (a) Each Bank shall have received on or before the effective date of this Amendment (the "Effective Date") this Amendment, executed by the Borrower, the Agent and the Banks and each Guarantor:

          (b) The Agent shall have received copies of the executed Bond Documents, as that term is defined in the Refunding Agreements dated June 1, 1995 between the Lafayette Issuer and the Dugas Partnership In Commendam, and between the Calcasieu Issuer and the Borrower, respectively, certified by an officer of the Borrower as being true and correct copies of such Bond Documents;

          (c) The Agent shall have received a legal opinion from counsel for each of the Borrower, each Guarantor and the Trustee. in form and substance satisfactory to the Banks, and such other documents or instruments as the Agent may reasonably request.

          SECTION 3. Representations of Borrower. The Borrower hereby
                     ---------------------------
represents and warrants to the Banks the following:

          (a) All of the representations and warranties contained in Article V of the Credit Agreement are true and correct on and as of the date hereof and will be true and correct after giving effect to this Amendment; and

          (b) No event which constitutes a Default or an Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing, or would result from the execution and delivery of this Amendment.

          SECTION 4. Capitalized Terms. The capitalized terms used herein which
                     -----------------
are defined in the Credit Agreement and not otherwise defined herein shall have the meanings specified therein.

          SECTION 5. Ratification. The Credit Agreement, as hereby amended, is
                     --------------
in all respects ratified and confirmed, and all other rights and powers created thereby or thereunder shall be and remain in full force and effect.

          SECTION 6. Counterparts. This Amendment may be executed in several
                     -------------
counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

          SECTION 7. GOVERNING LAW THIS AMENDMENT SHALL BE GOVERNED BY, AND
                     --------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

          SECTION 8. PRIOR AGREEMENTS. THE CREDIT AGREEMENT, THE NOTES, THIS
                     ------------------
AMENDMENT AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto, signed on July 12, 1995 but dated for identification purposes and effective as of June 1, 1995.


                                            BORROWER:

                                            WEINGARTEN REALTY INVESTORS


                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title:
                                                   _________________________


                                            AGENT:

                                            TEXAS COMMERCE BANK
                                            NATIONAL ASSOCIATION, Agent

                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title:  Executive Vice President
                                                    ________________________


                                            BANKS:

                                            TEXAS COMMERCE BANK NATIONAL
                                            ASSOCIATION, in its individual
                                            capacity


                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Executive Vice President
                                                   _________________________


                                            FIRST INTERSTATE BANK OF TEXAS, N.A.

                                                [SIGNATURE APPEARS HERE]
                                            By: ____________________________
                                            Title: David Anderson,
                                                   Vice President
                                                   _________________________

                                            NATIONSBANK OF TEXAS, N.A.


                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Senior Vice President
                                                   _________________________


                                            SIGNET BANK/VIRGINIA

                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title:  Senior Vice President
                                                    ________________________


                                            BANKS:

                                            TEXAS COMMERCE BANK NATIONAL
                                            ASSOCIATION, in its individual
                                            capacity


                                            By: [SIGNATURE APPEARS HERE]
                                                ____________________________
                                            Title: Executive Vice President
                                                   _________________________


                                            FIRST INTERSTATE BANK OF TEXAS, N.A.

                                                [SIGNATURE APPEARS HERE]
                                            By: ____________________________
                                            Title: David Anderson,
                                                   Vice President
                                                   _________________________

Consent of Guarantors
---------------------

WEINGARTEN REALTY INVESTORS,
as successor by merger to:

    WEINGARTEN/JONES ROAD COMPANY, INC.
    WEINGARTEN RAILSPUR, INC.
    WRI/BAY CITY, INC.
    WEINGARTEN/VILLAGE ARCADE, INC.
    AMARILLO CENTERS, INC.
    CYPRESS/WESTFIELD, INC.
    WEINGARTEN/NEW YORK, INC.
    WRI/PUCKETT, INC.
    WRI/SW PARK II, INC.
    MESQUITE/TOWN EAST, INC.
    WTSC, INC.
    WRI/BELL, INC.
    WEINGARTEN/VILLAGE ARCADE II, INC.
    WEINGARTEN/LUBBOCK, INC.
    WRI/NEDERLAND, INC.

By:     [SIGNATURE APPEARS HERE]
       __________________________________
Title:
       __________________________________

WEINGARTEN/LUFKIN, INC.
(formerly WRI/Central Park North, Inc.), as successor by merger to:

    WEINGARTEN/LUFKIN THEATER, INC.
    WRI/LATHROP INC.
    WEINGARTEN/SOUTHGATE, INC.

By:     [SIGNATURE APPEARS HERE]
       __________________________________
Title:
       __________________________________

WEINGARTEN/NOSTAT, INC.
(formerly Weingarten/Arkansas, Inc.),
as successor by merger to:

    WEINGARTEN/MAINE, INC.
    WEINGARTEN/TENNESSEE, INC.
    WEINGARTEN/OKLAHOMA, INC.
    WEINGARTEN/ARIZONA, INC.
    WRI/MINISTORAGE, INC.

By:     [SIGNATURE APPEARS HERE]
       __________________________________
Title:
       __________________________________

WEINGARTEN REALTY MANAGEMENT COMPANY

By:     [SIGNATURE APPEARS HERE]
       __________________________________
Title:
       __________________________________

WRI/POST OAK, INC.

By:     [SIGNATURE APPEARS HERE]
       __________________________________
Title:
       __________________________________

                     FOURTH  AMENDMENT TO CREDIT AGREEMENT

          THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated as of September 20, 1995, is by and among Weingarten Realty Investors, a Texas real estate investment trust (the "BORROWER") AND TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association (in its individual capacity, "TCB"), First Interstate Bank of Texas, N.A., a national banking association ("First Interstate"), NationsBank of Texas, N.A., a national banking association ("NationsBank"), Signet Bank/Virginia ("Signet',) and Commerzbank A.G., a domestic branch of a bank organized under the laws of Germany ("Commerzbank"), and each other bank which is a party to the Credit Agreement (collectively, with TCB, First Interstate, NationsBank, Signet and Comrnerzbank, the "Banks") and TCB as Agent for the Banks (in such capacity, the "Agent").

          WHEREAS, the Agent, the Banks (excluding Commerzbank) and the Borrower are parties to that certain Credit Agreement dated and effective as of November 22, 1994 (as it has been and may be hereafter amended or otherwise modified and in effect from time to time, the "Credit Agreement");

          WHEREAS, the Banks and the Borrower wish to amend the Credit Agreement to reduce the amount payable for the Unused Borrowing Commitment Fee, to add Commerzbank as a lender under the Credit Agreement, and to amend certain related provisions under the Credit Aareement:

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the Banks, the Agent and the Borrower agree as follows:

SECTION 1. AMENDMENTS.

          (a) Section 2.04 (a) of the Credit Agreement is hereby amended solely for the period commencing retroactively on August 1, 1995, to and including November 21, 1996 by:

              (i) deleting from the first line of the Unused Borrowing Commitment Fee calculation table immediately following the first full paragraph of such definition, reference to the percentage ".20%, and substituting in lieu thereof, ".l65%"; and

              (ii) deleting from the reference table indicated for the Coverage Ratio following the proviso in said Section 2.04(a), reference to the percentage ".20%", and substituting in lieu thereof ".165%".

; provided that, from and after November 21, 1996 Section 2.04(a) shall be in effect in its form immediately prior to the foregoing amendments.

          (b) Section 10.08(a)(i) of the Credit Agreement is hereby amended as of the Effective Date (as defined below) to delete the number "$80,000,000" in said clause (i), and to substitute in lieu thereof the number "$73,000,000".

          (c) Weingarten Nostat, Inc. ( in its capacity as successor by merger to Mesquite/Town East, Inc.) hereby ratifies and confirms the Consent of Guarantor contnined in the Third Amendment to Credit Agreement, dated effective as of June 1, 1995 but with an "Effective Date" stipulated by the parties to be July 12, 1995. Such Third Amendment inadvertently and erroneously indicated that the Borrower was successor by merger to Mesquite/Town East, Inc.

          (d) In connection with, and contemporaneously with, this Amendment, Commerzbank has purchased (or will purchase) from each of TCB, Signet, First Interstate and NationsBank, in accordance with Section 10.08 of the Credit Agreement, as amended hereby, a portion of the Commitments and the Notes held by such Banks, and of the interest of each such Bank in Letters of Credit which are issued and outstanding, and accordingly Comrnerzbank shall be, and shall be deemed to be, for all purposes a "Bank" under the Credit Agreement and the other Loan Documents. The requirement under Section 10.08(a) of the Credit Agreement that each assignment shall equal or exceed the lesser of $10,000,000 or the remaining Commitment held by an Assigning Bank is hereby waived for purposes of the purchases described in the foregoing sentence. After giving effect to this Amendment, each Bank's replacement Note, dated September 20, 1995, and each Bank's Commitment shall be in the principal amount set forth below:

            Bank                Principal Amount
            ----                ----------------
            TCB                     $ 73,000,000
            NationsBank             $ 45,000,000
            First Interstate        $ 40,000,000
            Signet                  $ 22,000,000
            Commerzbank             $ 20.000.000
                                    ------------
            Total                   $200,000,000

          SECTION 2. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective upon satisfaction of the following conditions (which shall be evidenced by the signatures of all parties hereto; such date shall be deemed to be the "Effective Date", and such date shall be evidenced by a notice in writing from Agent to Borrower and Banks sent on the date on which the last signature has been received, or as soon as practical thereafter):

          (a) The Agent shall have received, on behalf of each Bank, this Amendment, executed by the Borrower, the Agent, the Banks and each Guarantor;

          (b) The Agent shall have received from each of Commerzbank, TCB, NationsBank, First Interstate and Signet an Assignment and Acceptance Agreement with respect to the purchase by COMMERZBANK OF THE Commitments, the Notes and interests in Letters of Credit held by TCB, NationsBank, First Interstate and Signet;

          (c) The Borrower shall have executed and delivered to the Agent for each of TCB, NationsBank, First Interstate, Signet and Commerzbank, new replacement Notes in the amount of each such Bank's Pro Rata Share of the Commitments, after giving effect to the purchases described in Section l(d) of this Amendment in exchange for executed copies of each of the Assignment and Acceptance Agreements and the old Notes; and

          (d) The Agent shall have received such other documents or instruments as the Agent may reasonably request.

          SECTION 3. REPRESENTATIONS OF BORROWER. The Borrower hereby represents and warrants to the Banks the following:

          (a) All of the representations and warranties contained in Article V of the Credit Agreement are true and correct on and as of the date hereof and will be true and correct after giving effect to this Amendment; and

          (b) No event which constitutes a Default or an Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing, or would result from the execution and delivery of this Amendment.

          SECTION 4. NOTICES. Agent and Commerzbank hereby designate their current address for notices pursuant to Section 10.02 ofthe Credit Agreement as follows:

  Agent:           Texas Commerce Bank
                   National Association
                   712 Main Street
                   Houston, Texas 77002
                   Attention: Mr. Stephen Oglesby

  With a copy to:  1111 Fannin
                   Houston, Texas 77002
                   Attention: Manager, Loan
                    Syndication Services

  Commerzbank:     Commerzbank, A.G.
                   1230 Peachtree Street, N.E.
                   Suite 3500
                   Atlanta, Georgia 30309
                   Attention: Mr. John Hoyt
                              Mr. Harry Yergey

          SECTION 5. CAPITALIZED TERMS. The capitalized terms used herein which are defined in the Credit Agreement and not otherwise defined herein shall have the meanings specified therein.

          SECTION 6. RATIFICATION. The Credit Agreement, as hereby amended, is in all respects ratified and confirmed, and all other rights and powers created thereby or thereunder shall be and remain in full force and effect.

          SECTION 7. COUNTERPARTS. This Amendment may be executed in several counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

          SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

          SECTION 9. PRIOR AGREEMENTS. THE CREDIT AGREEMENT, THE NOTES, THIS AMENDMENT AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto, dated as of the date and year first written above.

                                     BORROWER:

                                     WEINGARTEN REALTY INVESTORS

                                     By: [SIGNATURE APPEARS HERE]
                                        ----------------------------------------
                                     Title: Executive Vice President and
                                             Chief Financial Officer
                                            ------------------------------------


                                     AGENT:

                                     TEXAS COMMERCE BANK
                                      NATIONAL ASSOCIATION, Agent

                                     By: [SIGNATURE APPEARS HERE]
                                        ----------------------------------------
                                     Title: Executive Vice President
                                            ------------------------------------

                                     BANKS:

                                     TEXAS COMMERCE BANK NATIONAL
                                      ASSOCIATION, in its individual

                                     By: [SIGNATURE APPEARS HERE]
                                        ----------------------------------------
                                     Title: Executive to Vice President
                                            ------------------------------------


                                     FIRST INTERSTATE BANK OF TEXAS, N.A.

                                     By: [SIGNATURE APPEARS HERE]
                                        ----------------------------------------
                                     Title: Vice President
                                            ------------------------------------

                                          Signature page of Fourth Amendment
                                          to Credit Agreement dated as of
                                          September 20, 1995

                                     NATIONSBANK OF TEXAS, N.A.

                                     By: [SIGNATURE APPEARS HERE]
                                        ----------------------------------------
                                     Title: Senior Vice President
                                            ------------------------------------


                                     SIGNET BANK/VIRGINIA

                                     By: [SIGNATURE APPEARS HERE]
                                        ----------------------------------------
                                     Title: Senior Vice President
                                            ------------------------------------

                                     COMMERZBANK, A.G.

                                     By: [SIGNATURE  OF  ANDREAS K. BREMER
                                          APPEARS HERE]
                                        ----------------------------------------
                                     Title: Senior Vice President & Manager
                                            ------------------------------------

                                     COMMERZBANK, A.G.

                                     By: [SIGNATURE  OF  ERIC R. KAGERER
                                          APPEARS HERE]
                                        ----------------------------------------
                                     Title: Assistant Vice President
                                            ------------------------------------

Consent of Guarators:

WEINGARTEN REALTY INVESTORS,
as successor by merger to:

   WEINGARTEN/JONES ROAD COMPANY, INC.
   WEINGARTEN RAILSPUR, INC.
   WRI/BAY CITY, INC.
   WEINGARTEN/VILLAGE ARCADE, INC.
   AMARILLO CENTERS, INC.
   CYPRESS/WESTFIELD, INC.
   WEINGARTEN/NEW YORK, INC.
   WRI/PUCKETT, INC.
   WRI/SW PARK II, INC.
   WTSC, INC.
   WRI/BELL, INC.
   WEINGARTEN/VILLAGE ARCADE II, INC.
   WEINGARTEN/LUBBOCK, INC.
   WRI/NEDERLAND, INC.

By: [SIGNATURE APPEARS HERE]
  -------------------------------------
Title: Vice President
     ----------------------------------

WEINGARTEN/LUFKIN, INC.
(formerly WRI/Central Park North, Inc.), as successor by merger to:

   WEINGARTEN/LUFKIN THEATER, INC.
   WRI/LATHROP INC.
   WEINGARTEN/SOUTHGATE, INC.

By: [SIGNATURE APPEARS HERE]
  -------------------------------------
Title: Vice President
      ---------------------------------

                                              Signature page of Fourth Amendment
                                              to Credit Agreement dated as of
                                              September 20, 1995

WEINGARTEN NOSTAT, INC.
(formerly Weingarten/Arkansas, Inc.)
as successor by merger to:

    WEINGARTEN/MAINE, INC.
    WEINGARTEN/TENNESSEE, INC.
    WEINGARTEN/OKLAHOMA,INC.
    WEINGARTEN/ARIZONA, INC.
    WRI/MINISTORAGE, INC.
    MESQUITE/TOWN EAST, INC.

By: [SIGNATURE APPEARS HERE]
  -----------------------------------
Title: Vice President
      -------------------------------

WEINGARTEN REALTY MANAGEMENT COMPANY

By: [SIGNATURE APPEARS HERE]
  -----------------------------------
Title: Vice President
      -------------------------------

WRI/POST OAK, INC.

By: [SIGNATURE APPEARS HERE]
  -----------------------------------
Title: Vice President
      -------------------------------

                                              Signature page of Fourth Amendment
                                              to Credit Agreement dated as of
                                              September 20, 1995

          THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated as of October 22, 1995, is by and among Weingarten Realty Investors, a Texas real estate investment trust ("Borrower") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association (in its individual capacity, "TCB"), First Interstate Bank of Texas, N.A., a national banking association ("First Interstate"), NationsBank of Texas, N.A., a national banking association ("NationsBank"), Signet Bank/Virginia ("Signet") and Commerzbank, A.G., a domestic branch of a bank organized under the laws of Germany ("Commerzbank"), and each other bank which is a party to the Credit Agreement (collectively, with TCB, First Interstate, NationsBank, Signet and Commerzbank, the "Banks") and TCB as Agent for the Banks (in such capacity, the "Agent").

          WHEREAS, the Agent, the Banks and the Borrower are parties to that certain Credit Agreement dated and effective as of November 22, 1994 (as it has been and may be hereafter amended or otherwise modified and in effect from time to time, the "Credit Agreement");

          WHEREAS, pursuant to Section 2.11 ot the Credit Agreement, the Borrower has given timely notice in writing to the Agent reflecting the Borrower's desire to extend the Termination Date to a date which is the first anniversary of the current Termination Date, and the Banks have consented to such extension;

          WHEREAS, the Banks and the Borrower wish to amend the Credit Agreement to extend the Termination Date to a date which is the first anniversary of the current Termination Date;

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the Banks, the Agent and the Borrower agree as follows:

SECTION 1. AMENDMENTS.

          (a) Section 2.11 of the Credit Agreement is hereby amended by deleting from the second line of the section the date "November 21, 1997" therefrom, and substituting in lieu thereof the date "November 21, 1998".

          (b) The definition of "Termination Date" under Section 1.01 of the Credit Agreement is hereby amended by deleting the date "November 21, 1997" therefrom, and substituting in lieu thereof the date "November 21, 1998".

          SECTION 2. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective upon satisfaction of the following conditions (which shall be evidenced by the signatures of all parties hereto; such date shall be deemed to be the "Effective Date"):

          (a) The Agent shall have received, on behalf of each Bank, this Amendment, executed by the Borrower, the Agent, the Banks and each Guarantor;

          (b) The Agent shall have received such other documents or instruments as the Agent may reasonably request.

          SECTION 3. REPRESENTATIONS OF BORROWER. The Borrower hereby represents and warrants to the Banks the following:

          (a) All of the representations and warranties contnined in Article V of the Credit Agreement are true and correct on and as of the date hereof and will be true and correct after giving effect to this Amendment; and

          (b) No event which constitutes a Default or an Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing, or would result from the execution and delivery of this Amendment.

          SECTION 4. CAPITALIZED TERMS. The capitalized terms used herein which are defined in the Credit Agreement and not otherwise defined herein shall have the meanings specified therein.

          SECTION 5. RATIFICATION. The Credit Agreement, as hereby amended, is in all respects ratified and confirmed, and all other rights and powers created thereby or thereunder shall be and remain in full force and effect.

          SECTION 6. COUNTERPARTS. This Amendment may be executed in several counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

          SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

          SECTION 8. PRIOR AGREEMENTS. THE CREDIT AGREEMENT, THE NOTES, THIS AMENDMENT AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto, dated as of the date and year first written above.


                                     BORROWER:

                                     WEINGARTEN REALTY INVESTORS

                                     By: [SIGNATURE APPEARS HERE]
                                        ----------------------------------------
                                     Title: Executive Vice President
                                            ------------------------------------


                                     AGENT:

                                     TEXAS COMMERCE BANK
                                      NATIONAL ASSOCIATION, Agent

                                     By: [SIGNATURE APPEARS HERE]
                                        ----------------------------------------
                                     Title: Vice President
                                            ------------------------------------

                                     BANKS:

                                     TEXAS COMMERCE BANK NATIONAL
                                      ASSOCIATION, in its individual capacity


                                     By: [SIGNATURE APPEARS HERE]
                                        ----------------------------------------
                                     Title: Vice President
                                            ------------------------------------


                                     FIRST INTERSTATE BANK OF TEXAS, N.A.

                                     By: [SIGNATURE APPEARS HERE]
                                        ----------------------------------------
                                     Title: Vice President
                                            ------------------------------------

                                                         Signature page of Fifth
                                                   Amendment to Credit Agreement
                                                    dated as of October 22, 1995

                                     NATIONSBANK OF TEXAS, N.A.

                                     By: [SIGNATURE APPEARS HERE]
                                        ----------------------------------------
                                     Title: Senior Vice President
                                            ------------------------------------


                                     SIGNET BANK/VIRGINIA

                                     By: [SIGNATURE APPEARS HERE]
                                        ----------------------------------------
                                     Title: Senior Vice President
                                            ------------------------------------

                                     COMMERZBANK, A.G.

                                     By: [SIGNATURE  OF  ANDREAS K. BREMER
                                          APPEARS HERE]
                                        ----------------------------------------
                                     Title: Senior Vice President & Manager
                                            ------------------------------------

                                     COMMERZBANK, A.G.

                                     By: [SIGNATURE  OF  HARRY P. YERGEY
                                          APPEARS HERE]
                                        ----------------------------------------
                                     Title: Vice President
                                            ------------------------------------

                                                         Signature page of Fifth
                                                   Amendment to Credit Agreement
                                                    dated as of October 22, 1995

Consent of Guarators:

WEINGARTEN REALTY INVESTORS,
as successor by merger to:

   WEINGARTEN/JONES ROAD COMPANY, INC.
   WEINGARTEN RAILSPUR, INC.
   WRI/BAY CITY, INC.
   WEINGARTEN/VILLAGE ARCADE, INC.
   AMARILLO CENTERS, INC.
   CYPRESS/WESTFIELD, INC.
   WEINGARTEN/NEW YORK, INC.
   WRI/PUCKETT, INC.
   WRI/SW PARK II, INC.
   WTSC, INC.
   WRI/BELL, INC.
   WEINGARTEN/VILLAGE ARCADE II, INC.
   WEINGARTEN/LUBBOCK, INC.
   WRI/NEDERLAND, INC.

By: [SIGNATURE APPEARS HERE]
  -------------------------------------
Title: Vice President
     ----------------------------------

WEINGARTEN/LUFKIN, INC.
(formerly WRI/Central Park North, Inc.), as successor by merger to:

   WEINGARTEN/LUFKIN THEATER, INC.
   WRI/LATHROP INC.
   WEINGARTEN/SOUTHGATE, INC.

By: [SIGNATURE APPEARS HERE]
  -------------------------------------
Title: Vice President
      ---------------------------------


                                      -5-
                                                         SIGNATURE PAGE OF FIFTH
                                                   AMENDMENT TO CREDIT AGREEMENT
                                                    DATED AS OF OCTOBER 22, 1995

WEINGARTEN NOSTAT, INC.
(formerly Weingarten/Arkansas, Inc.)
as successor by merger to:

    WEINGARTEN/MAINE, INC.
    WEINGARTEN/TENNESSEE, INC.
    WEINGARTEN/OKLAHOMA,INC.
    WEINGARTEN/ARIZONA, INC.
    WRI/MINISTORAGE, INC.
    MESQUITE/TOWN EAST, INC.

By: [SIGNATURE APPEARS HERE]
  -----------------------------------
Title: Vice President
      -------------------------------

WEINGARTEN REALTY MANAGEMENT COMPANY

By: [SIGNATURE APPEARS HERE]
  -----------------------------------
Title: Vice President
      -------------------------------

WRI/POST OAK, INC.

By: [SIGNATURE APPEARS HERE]
  -----------------------------------
Title: Vice President
      -------------------------------

                                      -6-


                                                         SIGNATURE PAGE OF FIFTH
                                                   AMENDMENT TO CREDIT AGREEMENT
                                                    DATED AS OF OCTOBER 22, 1995

                     SIXTH AMENDMENT TO CREDIT AGREEMENT

          THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated as of November , 1995, is by and among Weingarten Realty Investors, a Texas real estate investment trust (the "Borrower") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association (in its individual capacity, "TCB"), First Interstate Bank of Texas, N.A., a national banking association ("First Interstate"), NationsBank of Texas, N.A., a national banking association ("NationsBank"), Signet Bank/Virginia ("Signet,') and Commerzbank, A.G., a domestic branch of a bank organized under the laws of Germany ("Commerzbank"), and each other bank which is a party to the Credit Agreement (collectively, with TCB, First Interstate, NationsBank, Signet and Commerzbank, the "Banks") and TCB as Agent for the Banks (in such capacity, the "Agent").

          WHEREAS, the Agent, the Banks and the Borrower are parties to that certain Credit Agreement dated and effective as of November 22, 1994 (as it has been and may be hereafter amended or otherwise modified and in effect from time to time, the "Credit Agreement");

          WHEREAS, the Banks and the Borrower wish to amend the Credit Agreement to increase the principal amount of the Letter of Credit Commitments;

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth. the Banks, the Agent and the Borrower agree as follows:

SECTION 1. AMENDMENT.

          (a) The definition of "Letter of Credit Commitment" under Section 1.01 of the Credit Agreement is hereby amended by deleting the number "$15,000,000" therefrom, and substituting in lieu thereof the number "$50,000,000".

          SECTION 2. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective upon satisfaction of the following conditions (which shall be evidenced by the signatures of all parties hereto; such date shall be deemed to be the "Effective Date"):

          (a) The Agent shall have received, on behalf of each Bank, this Amendment, executed by the Borrower, the Agent, the Banks and each Guarantor;

          (b) The Agent shall have received such other documents or instruments as the Agent may reasonably request.

          SECTION 3. Representations of Borrower. The Borrower hereby represents and warrants to the Banks the following:

          (a) All of the representations and warranties contained in Article V of the Credit Agreement are true and correct on and as of the date hereof and will be true and correct after giving effect to this Amendment; and

          (b) No event which constitutes a Default or an Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing, or would result from the execution and delivery of this Amendment.

          SECTION 4. CAPITALIZED TERMS. The capitalized terms used herein which are defined in the Credit Agreement and not otherwise defined herein shall have the meanings specified therein.

          SECTION 5. RATIFICATION. The Credit Agreement, as hereby amended, is in all respects ratified and confirmed, and all other rights and powers created thereby or thereunder shall be and remain in full force and effect.

          SECTION 6. COUNTERPARTS. This Amendment may be executed in several counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

          SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

          SECTION 8. PRIOR AGREEMENTS. THE CREDIT AGREEMENT, THE NOTES, THIS AMENDMENT AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto, dated as of the date and year first written above.

                                     BORROWER:

                                     WEINGARTEN REALTY INVESTORS

                                     By: [SIGNATURE APPEARS HERE]
                                        ----------------------------------------
                                     Title: Executive Vice President
                                            ------------------------------------


                                     AGENT:

                                     TEXAS COMMERCE BANK
                                      NATIONAL ASSOCIATION, Agent

                                     By: [SIGNATURE APPEARS HERE]
                                        ----------------------------------------
                                     Title: Vice President
                                            ------------------------------------

                                     BANKS:

                                     TEXAS COMMERCE BANK NATIONAL
                                      ASSOCIATION, in its individual capacity

                                     By: [SIGNATURE APPEARS HERE]
                                        ----------------------------------------
                                     Title: Vice President
                                            ------------------------------------


                                     FIRST INTERSTATE BANK OF TEXAS, N.A.

                                     By: [SIGNATURE APPEARS HERE]
                                        ----------------------------------------
                                     Title: Vice President
                                            ------------------------------------

                                                         SIGNATURE PAGE OF SIXTH
                                                   AMENDMENT TO CREDIT AGREEMENT
                                                      DATED AS NOVEMBER __, 1995

                                     NATIONSBANK OF TEXAS, N.A.

                                     By: [SIGNATURE APPEARS HERE]
                                        ----------------------------------------
                                     Title: Senior Vice President
                                            ------------------------------------


                                     SIGNET BANK/VIRGINIA

                                     By: [SIGNATURE APPEARS HERE]
                                        ----------------------------------------
                                     Title: Senior Vice President
                                            ------------------------------------

                                     COMMERZBANK, A.G.
                                      Atlanta Agency

                                     By: [SIGNATURE  OF  ANDREAS  BREMER
                                          APPEARS HERE]
                                        ----------------------------------------
                                     Title: Senior Vice President & Manager
                                            ------------------------------------

                                     COMMERZBANK, A.G.
                                      Atlanta Agency

                                     By: [SIGNATURE  OF  HARRY YERGEY
                                          APPEARS HERE]
                                        ----------------------------------------
                                     Title: Vice President
                                            ------------------------------------

                                                         SIGNATURE PAGE OF SIXTH
                                                   AMENDMENT TO CREDIT AGREEMENT
                                                      DATED AS NOVEMBER __, 1995

Consent of Guarators:

WEINGARTEN REALTY INVESTORS,
as successor by merger to:

   WEINGARTEN/JONES ROAD COMPANY, INC.
   WEINGARTEN RAILSPUR, INC.
   WRI/BAY CITY, INC.
   WEINGARTEN/VILLAGE ARCADE, INC.
   AMARILLO CENTERS, INC.
   CYPRESS/WESTFIELD, INC.
   WEINGARTEN/NEW YORK, INC.
   WRI/PUCKETT, INC.
   WRI/SW PARK II, INC.
   WTSC, INC.
   WRI/BELL, INC.
   WEINGARTEN/VILLAGE ARCADE II, INC.
   WEINGARTEN/LUBBOCK, INC.
   WRI/NEDERLAND, INC.

By: [SIGNATURE APPEARS HERE]
  -------------------------------------
Title: Vice President
     ----------------------------------

WEINGARTEN/LUFKIN, INC.
(formerly WRI/Central Park North, Inc.), as successor by merger to:

   WEINGARTEN/LUFKIN THEATER, INC.
   WRI/LATHROP INC.
   WEINGARTEN/SOUTHGATE, INC.

By: [SIGNATURE APPEARS HERE]
  -------------------------------------
Title: Vice President
      ---------------------------------

                                                         SIGNATURE PAGE OF SIXTH
                                                   AMENDMENT TO CREDIT AGREEMENT
                                                      DATED AS NOVEMBER __, 1995

WEINGARTEN NOSTAT, INC.
(formerly Weingarten/Arkansas, Inc.)
as successor by merger to:

    WEINGARTEN/MAINE, INC.
    WEINGARTEN/TENNESSEE, INC.
    WEINGARTEN/OKLAHOMA,INC.
    WEINGARTEN/ARIZONA, INC.
    WRI/MINISTORAGE, INC.
    MESQUITE/TOWN EAST, INC.

By: [SIGNATURE APPEARS HERE]
  -----------------------------------
Title: Vice President
      -------------------------------

WEINGARTEN REALTY MANAGEMENT COMPANY

By: [SIGNATURE APPEARS HERE]
  -----------------------------------
Title: Vice President
      -------------------------------

WRI/POST OAK, INC.

By: [SIGNATURE APPEARS HERE]
  -----------------------------------
Title: Vice President
      -------------------------------

                                                         SIGNATURE PAGE OF SIXTH
                                                   AMENDMENT TO CREDIT AGREEMENT
                                                      DATED AS NOVEMBER __, 1995